                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $192,823,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                     TRUSTEE

                                  JUNE 22, 2004

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

                                   TERM SHEET
                                  JUNE 22, 2004
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1
                          $[192,823,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                      EXPECTED   STATED    EXPECTED
                                               WAL (YRS)      PAYMENT WINDOW                            FINAL    FINAL      RATINGS
                  APPROX                       (CALL(8)/        (CALL(8)/       PAYMENT    INTEREST   MATURITY  MATURITY  (MOODY'S /
    CLASS         SIZE ($)         COUPON      MATURITY)        MATURITY)        DELAY      ACCRUAL     (8)       (9)        S&P)
-------------   -----------     ------------  -----------  -------------------  -------   ----------  --------  --------  ----------
CLASS A         138,390,000     LIBOR + [ ]   1.04 / 1.04  1 - 31 / 1 - 31         0      Actual/360  Jan-2007  Apr-2035   Aaa/AAA
                                 (1), (2)

CLASS A-X(10)     Notional        [0.07]%                                              NOT OFFERED HEREBY

CLASS X          71,757,350(3)     3.00%(4)        N/A            N/A             24        30/360      N/A        N/A     Aaa/AAA

CLASS S         205,021,000(5)     2.00%-          N/A            N/A              0      Actual/360    N/A        N/A     Aaa/AAA
                                  LIBOR(6)

CLASS M-1        20,502,000     LIBOR + [ ]   4.21 / 5.25   31 - 74 / 31 - 165     0      Actual/360  Aug-2010  Apr-2035    Aa2/AA
                                 (1), (7)

CLASS M-2        16,504,000     LIBOR + [ ]   5.29 / 5.76   51 - 74 / 51 - 149     0      Actual/360  Aug-2010  Apr-2035     A2/A
                                 (1), (7)

CLASS B-1        13,839,000     LIBOR + [ ]   4.60 / 5.05   44 - 74 / 44 - 139     0      Actual/360  Aug-2010  Apr-2035   Baa2/BBB
                                 (1), (7)

CLASS B-2         3,588,000     LIBOR + [ ]   4.43 / 4.86   42 - 74 / 42 - 127     0      Actual/360  Aug-2010  Apr-2035   Baa3/BBB-
                                 (1), (7)

CLASS B-3(11)    12,198,000     LIBOR + [ ]   1.92 / 1.92   14 - 34 / 14 - 34      0      Actual/360  Apr-2007  Apr-2035    Ba2/BB
                                 (1), (7)

      1)    Subject to the Available Funds Cap.

      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin.

      3) Notional Amount. The Class X Notional Amount is equal to the lesser of (x) the aggregate principal balance of the mortgage loans and (y)
            (i) 35% of the total initial bond balance for months 1-6, (ii) 25% of the total initial bond balance for months 7-12, (iii) 15% of the total initial bond balance for months 13-18, or (iv) thereafter zero.

      4)    Subject to a cap equal to the Net WAC.

      5) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates.

      6) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.00% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause
            (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates (including the Class B-3 Certificates) will be subject to a cap equal to the excess of (i) the product of (x) a per annum rate equal to 12 times the quotient obtained by dividing
            (a) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date less the interest due on the Class A-X and Class X Certificates on such Distribution Date, by (b) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period over (ii) One-Month LIBOR plus the applicable margin for such class of Offered Certificates (including the Class B-3 Certificates). For the first Distribution Date only, the rate described in clause (ii) of the preceding sentence will be adjusted to reflect the length of the initial accrual period of the Offered Certificates (including the Class B-3 Certificates).

      7) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

      8) The Certificates will be priced at 30% CPR. Assumes 10% optional termination occurs.

      9)    Latest maturity date for any mortgage loan plus one year.

      10) The Class A-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class A-X notional balance, which with respect to any Distribution Date, will equal the outstanding principal balance of the Class A Certificates immediately prior to such Distribution Date.

      11) The Class B-3 Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class A-X and Class B-3 Certificates is provided to assist your understanding of the other Offered Certificates.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                                212-449-3659          scott_soltas@ml.com
Charles Sorrentino                          212-449-3659          charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                                 212-449-0752          matthew_whalen@ml.com
Tom Saywell                                 212-449-2122          tom_saywell@ml.com
Paul Park                                   212-449-6380          paul_park@ml.com
Alan Chan                                   212-449-8140          alan_chan@ml.com
Fred Hubert                                 212-449-5071          fred_hubert@ml.com
Alice Chu                                   212-449-1701          alice_chu@ml.com
Sonia Lee                                   212-449-5067          sonia_lee@ml.com
Amanda de Zutter                            212-449-0425          amanda_dezutter@ml.com

MOODY'S
Gregory Gemson                              212-553-2974          gregory.gemson@moodys.com

STANDARD & POOR'S
Linda Wu                                    212-438-1567          lindu_wu@sandp.com

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

TITLE OF CERTIFICATES      Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                           Asset-Backed Certificates Series 2004-SL1, consisting of:

                           Class A Certificates,

                           Class A-X, Class X and Class S Certificates (together with the Class A Certificates, the "Senior Certificates"),

                           Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"), and

                           Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

                           The Senior Certificates, the Class M Certificates and the Class B Certificates (other than the Class B-3 Certificates) are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

SELLER                     Merrill Lynch Mortgage Capital Inc.

ORIGINATORS                Fremont (20.10% of the mortgage pool as of the
                           Cut-Off Date), Accredited (20.00%), Fieldstone
                           (15.68%), MILA (15.67%), First NLC (10.38%), Decision
                           One (10.13%), and Home Loan Mortgage Corp (8.05%).

SERVICER                   Wilshire Credit Corporation

TRUSTEE                    [Wells Fargo Bank, N.A.]

CUT-OFF DATE               June 1, 2004

PRICING DATE               On or about June [24], 2004

CLOSING DATE               On or about July 7, 2004

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July
                           2004.

ERISA CONSIDERATIONS       The Offered Certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Offered
                           Certificates.

LEGAL INVESTMENT           The Offered Certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

OPTIONAL TERMINATION       The Trustee will be required to effect an auction of
                           the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                           Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS             As of the Cut-Off Date, the mortgage pool will
                           consist of fixed rate, fully amortizing and balloon, second lien residential mortgage loans ("Mortgage
                           Loans") having an aggregate stated principal balance as of approximately $205,021,858, and will be serviced by Wilshire Credit Corporation.

TOTAL DEAL SIZE            Approximately $205,021,000

ADMINISTRATIVE FEES        The Servicer will be paid fees aggregating 50 bps per
                           annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating 2 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS        1. Excess interest

                           2. Over-Collateralization

                           3. Subordination

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. On each distribution date, the trust fund will apply some or all of the Excess Interest as principal payments on the Class A
                           Certificates until a Class B-3 Turbo Event occurs.

                           Initial: Approximately 0.00% of original mortgage balance

                           Target: 6.10% of the original certificate principal balance of the Class A, Class M and Class B Certificates (12.20% of current mortgage balance after stepdown)

                           Floor: 0.50% of the original certificate principal balance of the Class A, Class M and Class B Certificates

                      (PRELIMINARY AND SUBJECT TO REVISION)

CLASS B-3 TURBO EVENT      The "Class B-3 Turbo Event" occurs once the O/C
                           amount equals 6.10% of the original certificate principal balance of the Class A, Class M and Class B
                           Certificates before stepdown or 12.20% of the current aggregate principal balance of the Mortgage Loans after stepdown. Upon the occurrence of a Class B-3
                           Turbo Event, the trust fund will apply (x) all of the remaining Excess Interest and (y) any principal that would otherwise be available for distribution to owners of the residual interest of the trust fund, as principal payments on the Class B-3 Certificates until the Class B-3 Certificates have been paid down to zero.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

SUBORDINATION(1):

                       CLASSES          RATING (M/S)      SUBORDINATION
                     ------------     ----------------    -------------
                        Class A            Aaa/AAA            38.60%
                       Class M-1            Aa2/AA            28.60%
                       Class M-2             A2/A             20.55%
                       Class B-1           Baa2/BBB           13.80%
                       Class B-2          Baa3/BBB-           12.05%
                       Class B-3           Ba1/BB+             6.10%

CLASS SIZES:

                        CLASSES          RATING (M/S)      CLASS SIZES
                     ------------     ----------------    -------------
                        Class A            Aaa/AAA             67.50%
                       Class M-1            Aa2/AA             10.00%
                       Class M-2             A2/A               8.05%
                       Class B-1           Baa2/BBB             6.75%
                       Class B-2          Baa3/BBB-             1.75%
                       Class B-3           Ba1/BB+              5.95%

INTEREST ACCRUAL           For the Offered Certificates (except for the Class X
                           Certificates) and the Class B-3 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For the Class X Certificates, interest will accrue during the calendar month preceding the month of distribution.

COUPON STEP UP             If the 10% optional termination does not occur prior
                           to the first distribution date on which it is possible, (i) the margin on the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B
                           Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP        The pass-through rates of the Offered Certificates
                           (other than the Class A-X, Class X and Class S
                           Certificates) and the Class B-3 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date less the monthly interest on the Class A-X and Class X Certificates for such Distribution Date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                           Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage
                           Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1) The subordination includes the target over-collateralization level of approximately 6.10%.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate of
                           any Class is limited by the Available Funds Cap, the excess of (i) the amount of interest such Class was entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Available Funds
                           Cap, together with the aggregate of such shortfalls from previous Distribution Dates together (and accrued interest thereon at the applicable pass-through rate, without giving effect to the Available Funds Cap) will be carried over to the next
                           Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY          1. Servicing Fees and Trustee fees.

                           2. Available interest funds, as follows:
                              monthly interest, including any unpaid
                              monthly interest from prior months, to the Senior Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

                           3. Available principal funds, as follows:
                              monthly principal to the Class A
                              Certificates as described under "PRINCIPAL
                              PAYDOWN", then monthly principal to the
                              Class M-1 Certificates, then monthly
                              principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           4. Excess interest in the order as described
                              under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           5. Excess interest to pay subordinate principal
                              shortfalls.

                           6. Excess interest to pay Carryover resulting
                              from imposition of the Available Funds Cap.

                           7. Excess interest to pay the Class B-3
                              Certificates, in accordance with the Class
                              B-3 Turbo Event defined above.

                           8. Remaining available principal to pay the
                              Class B-3 Certificates, in accordance with the Class B-3 Turbo Event defined above..

                           9. Any remaining amount will be paid in
                              accordance with the Pooling and Servicing
                              Agreement and will not be available for
                              payment to holders of the Offered
                              Certificates.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, and sixth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                77.20%*
CLASS M-1              57.20%*
CLASS M-2              41.10%*
CLASS B-1              27.60%*
CLASS B-2              24.10%*
CLASS B-3              12.20%*

*includes targeted overcollateralization

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the July 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Trigger Event does not exist.

SUBORDINATE CLASS          The first Distribution Date on which the Required
PRINCIPAL DISTRIBUTION     Percentage (i.e., the sum of the outstanding
DATE                       principal balance of the subordinate Certificates and
                           the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage
                           (including O/C), which is equal to two times the initial AAA subordination percentage.

                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                           77.20%

                           or

                           (32.50%+6.10%)*2

TRIGGER EVENT              The situation that exists with respect to any
< Preliminary and Subject  Distribution Date after the Stepdown Date, if (a) the
to Revision >              quotient of (1) the aggregate Stated Principal
                           Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           [TBD] % and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                           Percentage shown below.

DISTRIBUTION DATE OCCURRING               REQUIRED LOSS PERCENTAGE
---------------------------    -----------------------------------------------
July 2007 - June 2008          [TBD]% with respect to July 2007, plus an
                               additional 1/12th of
                               [TBD]% for each month thereafter
July 2008 - June 2009          [TBD]% with respect to July 2008, plus an
                               additional 1/12th of
                               [TBD]% for each month thereafter
July 2009 - June 2010          [TBD]% with respect to July 2009, plus an
                               additional 1/12th of
                               [TBD]% for each month thereafter
July 2010 and thereafter       [TBD]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                 The Offered Certificates will be offered pursuant to
                           a Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES       The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1
                        COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance        $205,021,858
Aggregate Original Principal Balance           $206,415,170
Number of Mortgage Loans                              5,669

                                      MINIMUM       MAXIMUM       AVERAGE(1)
                                      -------      ---------     ----------
Original Principal Balance             $2,950      $200,000       $ 36,411
Outstanding Principal Balance          $1,647      $199,718       $ 36,165

                                   MINIMUM   MAXIMUM   WEIGHTED AVERAGE(2)
                                   -------   -------   -------------------
Original Term (mos)                    60       360             214
Stated remaining Term (mos)            48       358             209
Loan Age (mos)                          2        23               5
Current Interest Rate:              6.000%   14.990%         10.828%
Original Loan-to-Value              31.97%   100.00%          99.00%
Credit Score (3)                      510       814             661

                  EARLIEST         LATEST
                  --------        --------
Maturity Date     06/01/08        04/01/34

LIEN POSITION     PERCENT OF MORTGAGE POOL
-------------     ------------------------
2nd Lien                   100.00%

  OCCUPANCY       PERCENT OF MORTGAGE POOL
-------------     ------------------------
Primary                   97.48%
Second Home                0.19%
Investment                 2.33%

  LOAN TYPE       PERCENT OF MORTGAGE POOL
-------------     ------------------------
Fixed Rate                100.00%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             53.04%
Balloon                      46.96%

YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
-------------------     ------------------------
2002                              0.01%
2003                             50.22%
2004                             49.76%

    LOAN PURPOSE        PERCENT OF MORTGAGE POOL
---------------------   ------------------------
Purchase                         78.07%
Refinance - Rate/Term             3.38%
Refinance - Cashout              18.55%

     PROPERTY TYPE          PERCENT OF MORTGAGE POOL
-----------------------     ------------------------
Single Family Residence               73.25%
Townhouse                              0.63%
Condominium                           10.06%
2-4 Family                             6.98%
PUD                                    9.09%
Manufactured Housing                   0.00%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1
                        COLLATERAL SUMMARY

MORTGAGE RATES

                                              AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE     PERCENT
                             NUMBER OF         BALANCE       MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL      FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS    OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING      LTV    DOCUMENTATION
-----------------------    --------------   -------------   ----------  --------  --------  -----------   --------  -------------
6.500% or less                     4        $     163,475      0.08%      6.161%    661     $    40,869    100.00%     100.00%
6.501% to 7.000%                   7              310,953      0.15       6.899     676          44,422     95.92      100.00
7.001% to 7.500%                  12              591,750      0.29       7.406     712          49,313     98.97      100.00
7.501% to 8.000%                  57            2,715,856      1.32       7.955     709          47,647     97.94       77.22
8.001% to 8.500%                  69            2,921,004      1.42       8.392     701          42,333     98.78       76.47
8.501% to 9.000%                 362           13,753,679      6.71       8.900     694          37,994     99.06       68.97
9.001% to 9.500%                 270           10,380,225      5.06       9.352     677          38,445     99.26       69.51
9.501% to 10.000%                723           27,541,955     13.43       9.904     673          38,094     99.12       47.30
10.001% to 10.500%               944           41,091,864     20.04      10.398     682          43,530     98.83       18.82
10.501% to 11.000%               774           30,405,915     14.83      10.892     654          39,284     99.29       36.85
11.001% to 11.500%               317           12,238,014      5.97      11.337     643          38,606     99.18       41.67
11.501% to 12.000%               910           32,274,656     15.74      11.853     632          35,467     99.39       40.57
12.001% to 12.500%               419            9,728,864      4.75      12.365     640          23,219     97.75       41.33
12.501% to 13.000%               627           14,808,576      7.22      12.939     636          23,618     98.34       23.03
13.001% to 13.500%                79            3,340,082      1.63      13.260     640          42,280     99.74        2.90
13.501% to 14.000%                81            2,666,237      1.30      13.799     633          32,917     99.24        2.64
14.501% to 15.000%                14               88,753      0.04      14.768     588           6,340     92.38       87.87
TOTAL:                         5,669        $ 205,021,858    100.00%     10.828%    661     $    36,165     99.00%      38.99%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 14.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.828% per annum.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1
                                         COLLATERAL SUMMARY

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
        RANGE OF                MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
REMAINING TERMS (MONTHS)          LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
37 to 48                              1    $       5,023     0.00%   14.740%    582     $     5,023    95.00%     100.00%
49 to 60                            130          891,130     0.43    12.105     602           6,855    94.35       96.29
97 to 108                             1            8,917     0.00    11.650     562           8,917    95.00      100.00
109 to 120                          451        5,157,892     2.52    12.122     616          11,437    95.56       81.45
133 to 144                            1           32,711     0.02     9.390     673          32,711   100.00      100.00
157 to 168                            4           83,103     0.04    10.913     683          20,776    96.97       88.43
169 to 180                        2,775      109,319,352    53.32    10.370     672          39,394    98.93       35.68
217 to 228                            3           65,090     0.03     9.691     699          21,697    99.30      100.00
229 to 240                        1,999       72,609,979    35.42    11.393     647          36,323    99.40       47.83
349 to 360                          304       16,848,660     8.22    10.911     670          55,423    99.00        5.69
                                  -----    -------------   ------    ------     ---     -----------   ------      ------
TOTAL:                            5,669    $ 205,021,858   100.00%   10.828%    661     $    36,165    99.00%      38.99%
                                  -----    -------------   ------    ------     ---     -----------   ------      ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 48 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 209 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE      MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES          LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
$1 to $25,000                     1,997    $  32,801,509    16.00%   11.187%     648    $    16,425   97.86%      56.24%
$25,001 to $50,000                2,442       86,526,661    42.20    10.833      661         35,433   99.19       38.14
$50,001 to $75,000                  872       52,927,015    25.82    10.742      666         60,696   99.37       32.42
$75,001 to $100,000                 295       25,225,627    12.30    10.714      666         85,511   99.41       29.31
$100,001 to $125,000                 48        5,369,140     2.62    10.297      668        111,857   97.87       60.05
$125,001 to $150,000                 12        1,622,809     0.79    10.074      681        135,234   99.15       33.03
$150,001 to $175,000                  2          349,380     0.17     9.377      708        174,690   92.50       49.95
$175,001 to $200,000                  1          199,718     0.10     9.750      673        199,718   94.59        0.00
                                  -----    -------------   ------    ------      ---    -----------   -----       -----
TOTAL:                            5,669    $ 205,021,858   100.00%   10.828%     661    $    36,165   99.00%      38.99%
                                  -----    -------------   ------    ------      ---    -----------   -----       -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $1,647 to approximately $199,718 and the average outstanding principal balance of the Mortgage Loans was approximately $36,165.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1
                                         COLLATERAL SUMMARY

PRODUCT TYPES

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
    PRODUCT TYPE                  LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
Balloon Loans                     2,299    $  96,287,508    46.96%   10.324%     674    $    41,882   99.00%      34.37%
5 Year Fixed Loans                  131          896,154     0.44    12.119      602          6,841   94.35       96.31
10 Year Fixed Loans                 452        5,166,809     2.52    12.121      616         11,431   95.56       81.48
15 Year Fixed Loans                 484       13,289,532     6.48    10.693      657         27,458   98.40       45.57
20 Year Fixed Loans               1,999       72,533,196    35.38    11.395      647         36,285   99.40       47.91
30 Year Fixed Loans                 304       16,848,660     8.22    10.911      670         55,423   99.00        5.69
                                  -----    -------------   ------    ------      ---    -----------   -----       -----
TOTAL:                            5,669    $ 205,021,858   100.00%   10.828%     661    $    36,165   99.00%      38.99%
                                  -----    -------------   ------    ------      ---    -----------   -----       -----



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION           LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
Alabama                               2    $      46,205    0.02%     9.990%    721     $    23,103   100.00%      0.00%
Arizona                             266        8,165,740    3.98     10.945     655          30,698    99.34      39.36
Arkansas                              4           62,483    0.03     11.889     607          15,621    99.12      68.45
California                        1,511       78,181,460   38.13     10.650     668          51,742    98.94      34.74
Colorado                            178        6,718,813    3.28     10.789     658          37,746    98.83      39.77
Connecticut                          76        2,513,572    1.23     10.751     665          33,073    98.92      63.67
Delaware                              8          183,360    0.09     10.132     662          22,920    99.17      31.55
District of Columbia                  3          143,322    0.07     10.366     666          47,774    98.61      50.52
Florida                             384       10,515,700    5.13     11.185     648          27,385    98.54      40.80
Georgia                              60        1,710,220    0.83     11.235     646          28,504    98.99      44.40
Hawaii                               41        1,673,173    0.82     11.100     654          40,809    98.98      67.69
Idaho                                17          311,564    0.15     10.772     650          18,327    99.36      51.17
Illinois                            336       11,177,140    5.45     11.234     667          33,265    98.92      24.01
Indiana                              56        1,200,355    0.59     11.342     644          21,435    99.46      47.24
Iowa                                 24          567,983    0.28     10.759     659          23,666    99.25      57.74
Kansas                               46        1,131,004    0.55     10.656     656          24,587    99.33      57.24
Kentucky                             29          737,438    0.36     10.982     644          25,429    99.62      58.60
Louisiana                             7          201,766    0.10     10.295     667          28,824   100.00      34.19

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1
                                         COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES
(CONT'D)

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION           LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
Maine                                 3           92,570     0.05    11.398      614         30,857    97.67      100.00
Maryland                             94        3,932,869     1.92    10.913      653         41,839    99.03       36.77
Massachusetts                       107        4,768,117     2.33    11.267      664         44,562    98.46       33.74
Michigan                            200        5,337,955     2.60    11.582      649         26,690    99.36       39.89
Minnesota                           167        5,414,908     2.64    10.315      662         32,425    99.30       38.09
Mississippi                           6          138,045     0.07    10.260      694         23,007    99.86       45.90
Missouri                            123        3,150,753     1.54    11.039      654         25,616    99.52       47.40
Montana                               4          102,156     0.05    10.772      671         25,539    99.22       50.72
Nebraska                             22          503,823     0.25    10.691      651         22,901    99.48       63.16
Nevada                              116        4,155,846     2.03    10.686      664         35,826    99.47       44.53
New Hampshire                        13          459,216     0.22    11.499      662         35,324    98.71       40.50
New Jersey                           68        2,145,916     1.05    11.643      650         31,558    96.74       33.10
New Mexico                           14          417,425     0.20    10.320      660         29,816    99.61       65.15
New York                            105        4,234,559     2.07    10.748      655         40,329    98.26       46.72
North Carolina                       85        2,135,261     1.04    11.123      647         25,121    99.35       46.14
North Dakota                          2           26,458     0.01    10.517      715         13,229    93.90        0.00
Ohio                                203        4,850,172     2.37    11.028      653         23,892    99.34       50.28
Oklahoma                             33          693,345     0.34    11.282      642         21,010    99.84       49.04
Oregon                               90        2,642,291     1.29    10.421      662         29,359    99.47       60.04
Pennsylvania                         49        1,249,947     0.61    10.814      651         25,509    98.51       49.47
Rhode Island                         33          971,817     0.47    11.209      661         29,449    97.23       47.55
South Carolina                       21          479,653     0.23    10.635      664         22,841    98.44       51.37
South Dakota                          2           40,378     0.02    11.633      643         20,189   100.00        0.00
Tennessee                            70        1,815,004     0.89    10.009      653         25,929    99.19       46.36
Texas                               528       13,954,291     6.81    10.814      658         26,429    99.33       35.72
Utah                                 78        2,400,661     1.17    10.612      667         30,778    99.02       42.10
Vermont                               2          100,872     0.05     9.075      678         50,436    93.28       32.84
Virginia                             97        3,716,685     1.81    10.950      656         38,316    99.56       29.98
Washington                          232        8,417,894     4.11    10.712      657         36,284    99.27       51.35
Wisconsin                            44        1,205,686     0.59    11.214      655         27,402    98.77       47.55
Wyoming                              10          225,989     0.11    10.652      664         22,599    95.86      100.00
                                  -----    -------------   ------    ------      ---    -----------    -----      ------
TOTAL:                            5,669    $ 205,021,858   100.00%   10.828%     661    $    36,165    99.00%      38.99%
                                  -----    -------------   ------    ------      ---    -----------    -----      ------

No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1
                                         COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
 RANGE OF ORIGINAL              MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
LOAN-TO-VALUE RATIOS              LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
50.00% or less                        3    $     100,818     0.05%   10.041%     662    $    33,606   36.42%      75.28%
55.01% to 60.00%                      1           32,247     0.02    10.450      697         32,247   59.04        0.00
65.01% to 70.00%                      2          156,825     0.08    10.882      702         78,413   68.74        0.00
70.01% to 75.00%                      2           65,470     0.03     9.968      622         32,735   74.35       75.55
75.01% to 80.00%                      6          145,196     0.07    10.083      656         24,199   79.95       70.24
80.01% to 85.00%                     32          674,822     0.33    11.174      663         21,088   83.81       44.53
85.01% to 90.00%                    226        6,013,063     2.93    10.713      661         26,606   89.70       31.11
90.01% to 95.00%                    970       20,385,944     9.94    11.148      654         21,016   94.85       45.12
95.01% to 100.00%                 4,427      177,447,472    86.55    10.795      662         40,083   99.94       38.51
                                  -----    -------------   ------    ------      ---    -----------   -----       -----
TOTAL:                            5,669    $ 205,021,858   100.00%   10.828%     661    $    36,165   99.00%      38.99%
                                  -----    -------------   ------    ------      ---    -----------   -----       -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 31.97% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 99.00%. The weighted average Second Lien ratio for the Mortgage Loans was approximately 18.97%.

LOAN PURPOSE

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     LOAN PURPOSE                 LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
Purchase                          4,394    $ 160,065,588    78.07%   10.852%     665    $    36,428   99.21%      35.79%
Refinance - Cashout               1,081       38,024,942    18.55    10.806      648         35,176   98.22       50.40
Refinance - Rate Term               194        6,931,329     3.38    10.390      655         35,728   98.38       50.23
                                  -----    -------------   ------    ------      ---    -----------   -----       -----
TOTAL:                            5,669    $ 205,021,859   100.00%   10.828%     661    $    36,165   99.00%      38.99%
                                  -----    -------------   ------    ------      ---    -----------   -----       -----

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1
                                         COLLATERAL SUMMARY

TYPES OF MORTGAGED PROPERTIES

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
      PROPERTY TYPE               LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence           4,219    $ 150,168,896    73.25%   10.853%     658    $    35,593   99.07%       37.39%
Townhouse                            32        1,292,068     0.63     9.927      683         40,377   98.80        39.50
Condominium                         561       20,615,609    10.06    10.729      665         36,748   99.34        50.24
Two-to-Four Family                  393       14,301,413     6.98    11.144      676         36,390   97.50        43.10
Planned Unit Development            463       18,635,515     9.09    10.557      665         40,249   99.17        36.22
Manufactured Housing                  1            8,357     0.00    12.240      690          8,357   85.00       100.00
                                  -----    -------------   ------    ------      ---    -----------   -----       ------
TOTAL:                            5,669    $ 205,021,858   100.00%   10.828%     661    $    36,165   99.00%       38.99%
                                  -----    -------------   ------    ------      ---    -----------   -----       ------

DOCUMENTATION SUMMARY

                                             AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF    PRINCIPAL       OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                MORTGAGE      BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
      DOCUMENTATION               LOANS     OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation              2,056    $  86,181,986    42.04%   10.885%     677    $    41,917    99.17%      0.00%
Full Documentation                2,601       79,934,640    38.99    10.454      643         30,732    98.93     100.00
No Income Verification              832       31,840,450    15.53    11.706      664         38,270    98.79       0.00
12 Month Bank Statements             68        3,411,884     1.66    10.056      651         50,175    98.55       0.00
Lite Documentation                   74        2,525,248     1.23    10.861      652         34,125    99.44       0.00
24 Month Bank Statements             22          933,534     0.46    10.116      676         42,433    97.02       0.00
EZ Documentation                     15          179,655     0.09    12.337      590         11,977    94.13       0.00
6 Month Bank Statements               1           14,461     0.01     9.990      801         14,461   100.00       0.00
                                  -----    -------------   ------    ------      ---    -----------   ------     ------
TOTAL:                            5,669    $ 205,021,858   100.00%   10.828%     661    $    36,165    99.00%     38.99%
                                  -----    -------------   ------    ------      ---    -----------   ------     ------

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1
                         COLLATERAL SUMMARY

OCCUPANCY TYPES

                                    AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                      NUMBER OF     PRINCIPAL       OF       WEIGHTED    AVERAGE     PRINCIPAL   AVERAGE          PERCENT
                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL           FULL
OCCUPANCY               LOANS      OUTSTANDING     POOL      COUPON      SCORE     OUTSTANDING     LTV          DOCUMENTATION
---------               -----      -----------     ----      ------      -----     -----------     ---          -------------
Primary                 5,358     $199,864,469    97.48%     10.822%       660       $37,302       99.19%          38.60%
Investment                283        4,772,869     2.33      11.040        688        16,865       91.46           54.67
Second Home                28          384,520     0.19      11.220        683        13,733       92.36           48.47
                        -----     ------------   ------      ------        ---       -------       -----           -----
TOTAL:                  5,669     $205,021,858   100.00%     10.828%       661       $36,165       99.00%          38.99%
                        -----     ------------   ------      ------        ---       -------       -----           -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE   PERCENT                WEIGHTED   AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OF       WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
MORTGAGE LOAN AGE            MORTGAGE       BALANCE    MORTGAGE    AVERAGE     CREDIT    BALANCE    ORIGINAL      FULL
(MONTHS)                      LOANS       OUTSTANDING    POOL       COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------                      -----       -----------    ----       ------     -----   -----------    ---     -------------
2                                239     $ 11,082,166     5.41%     11.048%      662     $46,369     98.85%        24.96%
3                              1,111       45,318,074    22.10      10.567       675      40,790     98.79         24.37
4                              1,086       42,503,958    20.73      10.373       667      39,138     99.07         38.49
5                                765       26,151,109    12.76      10.829       658      34,184     99.19         46.88
6                                678       24,205,072    11.81      10.702       672      35,701     99.02         34.10
7                                942       29,815,872    14.54      11.393       640      31,652     99.03         53.52
8                                537       17,180,386     8.38      11.501       645      31,993     99.05         50.20
9                                207        5,998,505     2.93      11.293       643      28,978     99.09         47.51
10                                81        2,193,708     1.07      11.050       646      27,083     98.85         66.02
11                                15          442,004     0.22      11.003       637      29,467     99.31         57.11
12                                 2           34,576     0.02       9.860       667      17,288     99.24        100.00
13                                 3           68,371     0.03       9.817       681      22,790     99.35        100.00
20                                 1            9,611     0.00      13.990       630       9,611     95.00          0.00
21                                 1            8,883     0.00      13.990       553       8,883     95.00        100.00
23                                 1            9,562     0.00      13.990       593       9,562     95.00        100.00
                               -----     ------------   ------      ------       ---     -------     -----        ------
TOTAL:                         5,669     $205,021,858   100.00%     10.828%      661     $36,165     99.00%        38.99%
                               -----     ------------   ------      ------       ---     -------     -----        ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1
                         COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERMS

                                           AGGREGATE   PERCENT                WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OF       WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     PERCENT
ORIGINAL PREPAYMENT          MORTGAGE       BALANCE    MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL      FULL
PENALTY TERM                  LOANS       OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------                  -----       -----------    ----       ------     -----    -----------    ---     -------------
None                           2,941     $ 98,448,898    48.02%     10.800%      663      $33,475       98.97%     37.98%
6 Months                           2          $86,298     4.00%     11.626       655      $43,149      100.00       0.00%
12 Months                        171        6,712,548     3.27      10.996       658       39,255       98.02      42.32
18 Months                          4          210,220     0.10       9.550       673       52,555       99.50      53.94
24 Months                      1,252       45,263,901    22.08      11.135       647       36,153       99.11      51.50
36 Months                      1,198       50,940,690    24.85      10.648       670       42,521       99.09      28.77
42 Months                          2           65,442     0.03       9.588       671       32,721      100.00       0.00
60 Months                         99        3,293,862     1.61       9.972       656       33,271       98.58      49.11
                               -----     ------------   ------      ------       ---      -------      ------      -----
TOTAL:                         5,669     $205,021,858   100.00%     10.828%      661      $36,165       99.00%     38.99%
                               -----     ------------   ------      ------       ---      -------      ------      -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                                           AGGREGATE      PERCENT               WEIGHTED    AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE       PERCENT
                             MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL        FULL
RANGE OF CREDIT SCORES        LOANS       OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING      LTV       DOCUMENTATION
----------------------        -----       -----------       ----      ------     -----    -----------      ---       -------------
Not Available                    9       $    229,501       0.11%     11.912%        0     $25,500        100.00%         100.00%
510 to 525                       2             47,269       0.02      12.990       521      23,634         98.72           24.82
526 to 550                      15            190,230       0.09      12.542       542      12,682         96.09          100.00
551 to 575                     236          3,336,572       1.63      12.374       566      14,138         96.76           96.38
576 to 600                     602         16,956,624       8.27      11.596       590      28,167         99.12           97.13
601 to 625                     594         20,067,808       9.79      11.386       616      33,784         98.69           66.73
626 to 650                    1239         46,467,452      22.66      11.210       639      37,504         99.19           32.40
651 to 675                    1275         50,175,314      24.47      10.813       663      39,353         99.20           24.62
676 to 700                     787         31,364,283      15.30      10.337       686      39,853         98.82           23.87
701 to 725                     413         16,111,129       7.86      10.081       712      39,010         98.88           27.87
726 to 750                     264         11,536,567       5.63       9.858       736      43,699         99.10           31.78
751 to 775                     163          5,927,538       2.89       9.891       761      36,365         98.66           37.08
776 to 800                      66          2,527,267       1.23       9.744       784      38,292         99.28           45.11
801 to 814                       4             84,303       0.04       9.591       807      21,076         99.54           43.95
                             -----       ------------     ------      ------       ---     -------         ------          -----
TOTAL:                       5,669       $205,021,858     100.00%     10.828%      661     $36,165         99.00%          38.99%
                             -----       ------------     ------      ------       ---     -------         ------          -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 510 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 661.

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1
                         COLLATERAL SUMMARY

ORIGINATORS

                                           AGGREGATE       PERCENT              WEIGHTED    AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL         OF      WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE       PERCENT
                             MORTGAGE       BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL        FULL
     ORIGINATORS              LOANS       OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING      LTV       DOCUMENTATION
     -----------              -----       -----------       ----      ------     -----    -----------      ---       -------------
Fremont                       1,360      $ 41,208,403       20.10%    11.752%      631     $30,300        98.99%        59.66%
Accredited                      996        41,011,150       20.00     10.261       665      41,176        99.11         40.62
Fieldstone                      746        32,137,964       15.68     10.156       685      43,080        98.61         27.26
MILA                          1,168        32,120,322       15.67     11.471       646      27,500        99.10         50.05
First NLC                       430        21,285,449       10.38     11.109       664      49,501        98.95         14.96
Decision One                    532        20,763,535       10.13     10.395       686      39,029        98.89         27.67
Home Loan Mortgage Corp         437        16,495,035        8.05     10.170       675      37,746        99.51         29.84
                              -----      ------------      ------     ------       ---     -------        -----         -----
TOTAL:                        5,669      $205,021,859      100.00%    10.828%      661     $36,165        99.00%        38.99%
                              -----      ------------      ------     ------       ---     -------        -----         -----

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]       COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-SL1

                             ASSUMED MORTGAGE POOLS

                                                                                                    ORIGINAL
                                                                    ORIGINAL       REMAINING       MONTHS TO
                                   NET     ORIGINAL   REMAINING    AMORTIZATION   AMORTIZATION     PREPAYMENT
                      MORTGAGE  MORTGAGE     TERM       TERM          TERM            TERM           PENALTY
CURRENT BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)   (MONTHS)      (MONTHS)        (MONTHS)       EXPIRATION
-------------------    -------   -------   --------   --------      --------        --------       ----------
      32,711.08         9.390     8.870      150         141          360              351            36
      31,129.63         9.990     9.470      168         162          360              354             0
      11,154.00        11.999    11.479      180         176          240              236             0
  48,746,166.20        10.279     9.759      180         176          360              356             0
      86,297.90        11.626    11.106      180         176          360              356             6
   3,097,419.05        10.265     9.745      180         176          360              356            12
     189,332.27         9.501     8.981      180         176          360              356            18
  13,543,192.17        10.197     9.677      180         175          360              355            24
  27,776,644.23        10.497     9.977      180         175          360              355            36
      65,441.78         9.588     9.068      180         176          360              356            42
   2,566,145.61        10.138     9.618      180         175          360              355            60
      79,841.96         9.990     9.470      240         236          360              356            12
      62,031.70         9.217     8.697      240         234          360              354            36
     281,265.74        12.454    11.934       60          52           60               52             0
      58,214.12        11.662    11.142       60          53           60               53            12
     524,904.88        11.954    11.434       60          52           60               52            24
      31,768.94        12.728    12.208       60          52           60               52            36
   1,760,708.81        12.354    11.834      120         113          120              113             0
     328,408.12        11.864    11.344      120         113          120              113            12
   2,811,087.03        12.024    11.504      120         112          120              112            24
     266,604.95        11.930    11.410      120         112          120              112            36
   7,335,377.80        10.391     9.871      180         174          180              174             0
     377,801.89        10.961    10.441      180         174          180              174            12
   3,808,418.95        11.436    10.916      180         172          180              172            24
   1,528,516.52        10.382     9.862      180         174          180              174            36
     239,417.19         9.680     9.160      180         175          180              175            60
  38,031,785.22        11.488    10.968      240         235          240              235             0
   2,642,566.03        11.801    11.281      240         233          240              233            12
      20,887.83         9.990     9.470      240         236          240              236            18
  23,623,683.99        11.515    10.995      240         232          240              232            24
   7,867,852.18        10.585    10.065      240         233          240              233            36
     346,420.73         8.341     7.821      240         236          240              236            60
   2,251,310.10        10.380     9.860      360         356          360              356             0
     128,297.28        10.261     9.741      360         358          360              358            12
     952,613.88        10.767    10.247      360         357          360              357            24
  13,374,560.21        11.011    10.491      360         357          360              357            36
     141,878.53        11.454    10.934      360         357          360              357            60

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                       AVAIL. FUNDS                        AVAIL. FUNDS                          AVAIL. FUNDS
PERIOD PAYMENT DATE   CAP (%) (1)(2)   PERIOD PAYMENT DATE CAP (%)(1)(2)   PERIOD PAYMENT DATE   CAP (%)(1)(2)
------------------------------------   ---------------------------------   -----------------------------------
   1     7/25/2004       15.383          28   10/25/2006     13.525         55      1/25/2009     13.110
   2     8/25/2004        8.939          29   11/25/2006     13.338         56      2/25/2009     13.109
   3     9/25/2004        8.957          30   12/25/2006     14.058         57      3/25/2009     14.513
   4    10/25/2004        9.276          31    1/25/2007     13.893         58      4/25/2009     13.108
   5    11/25/2004        8.995          32    2/25/2007     14.202         59      5/25/2009     13.544
   6    12/25/2004        9.317          33    3/25/2007     16.091         60      6/25/2009     13.106
   7     1/25/2005        9.398          34    4/25/2007     14.899         61      7/25/2009     13.542
   8     2/25/2005        9.435          35    5/25/2007     15.706         62      8/25/2009     13.105
   9     3/25/2005       10.493          36    6/25/2007     15.456         63      9/25/2009     13.104
  10     4/25/2005        9.517          37    7/25/2007     16.254         64     10/25/2009     13.540
  11     5/25/2005        9.878          38    8/25/2007     15.246         65     11/25/2009     13.102
  12     6/25/2005        9.603          39    9/25/2007     14.777         66     12/25/2009     13.538
  13     7/25/2005       10.442          40   10/25/2007     14.800         67      1/25/2010     13.101
  14     8/25/2005       10.175          41   11/25/2007     13.882         68      2/25/2010     13.100
  15     9/25/2005       10.248          42   12/25/2007     13.903         69      3/25/2010     14.503
  16    10/25/2005       10.669          43    1/25/2008     13.119         70      4/25/2010     13.098
  17    11/25/2005       10.404          44    2/25/2008     13.118         71      5/25/2010     13.534
  18    12/25/2005       10.839          45    3/25/2008     14.022         72      6/25/2010     13.097
  19     1/25/2006       11.451          46    4/25/2008     13.117         73      7/25/2010     13.532
  20     2/25/2006       11.591          47    5/25/2008     13.553         74      8/25/2010     13.095
  21     3/25/2006       13.000          48    6/25/2008     13.115         75      9/25/2010     13.094
  22     4/25/2006       11.901          49    7/25/2008     13.552         76     10/25/2010     13.530
  23     5/25/2006       12.471          50    8/25/2008     13.114         77     11/25/2010     13.092
  24     6/25/2006       12.248          51    9/25/2008     13.113         78     12/25/2010     13.528
  25     7/25/2006       12.852          52   10/25/2008     13.549         79      1/25/2011     13.090
  26     8/25/2006       12.641          53   11/25/2008     13.111
  27     9/25/2006       12.857          54   12/25/2008     13.547

(1) Available Funds Cap for the Offered Certificates (including the Class B-3 Certificates) is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date less the interest due on the Class A-X and Class X Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR remains constant at 1.203%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[LOGO MERRILL LYNCH GRAPHIC]             MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                          0%                80%              100%             150%             200%
                     PRICING SPEED     PRICING SPEED    PRICING SPEED     PRICING SPEED     PRICING SPEED
                        TO CALL           TO CALL           TO CALL           TO CALL          TO CALL
----------------------------------------------------------------------------------------------------------
                      DISC MARGIN       DISC MARGIN      DISC MARGIN       DISC MARGIN       DISC MARGIN
==========================================================================================================
CLASS A
          100.00000             27                27               27                27                27

                WAL          10.35              1.55             1.04              0.66              0.46
           MOD DURN           9.48              1.52             1.04              0.66              0.46
   PRINCIPAL WINDOW  Jul04 - Jan23     Jul04 - Apr12    Jul04 - Jan07     Jul04 - Jan06     Jul04 - Jul05
----------------------------------------------------------------------------------------------------------
CLASS M-1
          100.00000             60                60               60                60                60

                WAL          15.99              5.84             4.21              1.80              1.24
           MOD DURN          13.93              5.56             4.05              1.78              1.23
   PRINCIPAL WINDOW  Jan19 - Jan23     Jun08 - Apr12    Jan07 - Aug10     Jan06 - Jul06     Jul05 - Nov05
----------------------------------------------------------------------------------------------------------
CLASS M-2
          100.00000            130               130              130               130               130

                WAL          15.99              5.34             5.29              2.31              1.57
           MOD DURN          13.16              4.98             4.96              2.25              1.55
   PRINCIPAL WINDOW  Jan19 - Jan23     Dec07 - Apr12    Sep08 - Aug10     Jul06 - Feb07     Nov05 - Mar06
----------------------------------------------------------------------------------------------------------
CLASS B-1
          100.00000            230               230              230               230               230

                WAL          15.99              5.24             4.60              3.11              1.95
           MOD DURN          12.16              4.73             4.22              2.94              1.88
   PRINCIPAL WINDOW  Jan19 - Jan23     Oct07 - Apr12    Feb08 - Aug10     Feb07 - Apr08     Mar06 - Aug06
----------------------------------------------------------------------------------------------------------
CLASS B-2
          100.00000            450               450              450               450               450

                WAL          15.99              5.21             4.43              3.80              2.24
           MOD DURN          10.29              4.38             3.84              3.37              2.08
   PRINCIPAL WINDOW  Jan19 - Jan23     Sep07 - Apr12    Dec07 - Aug10     Apr08 - Apr08     Aug06 - Oct06
----------------------------------------------------------------------------------------------------------
CLASS B-3
           93.81809            935               836              800               710               727

                WAL           1.36              1.73             1.92              2.64              2.44
           MOD DURN           1.25              1.58             1.75              2.36              2.21
   PRINCIPAL WINDOW  Jun05 - Apr06     Jul05 - Nov06    Aug05 - Apr07     Dec05 - Oct07     Oct06 - Dec06

(1) Assumes 7/7/04 settlement date

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                          0%                80%              100%             150%              200%
                     PRICING SPEED     PRICING SPEED    PRICING SPEED     PRICING SPEED     PRICING SPEED
                      TO MATURITY       TO MATURITY      TO MATURITY       TO MATURITY       TO MATURITY
----------------------------------------------------------------------------------------------------------
                      DISC MARGIN       DISC MARGIN      DISC MARGIN       DISC MARGIN       DISC MARGIN
==========================================================================================================
CLASS A
          100.00000             27                28               27                27                27

                WAL          10.49              1.65             1.04              0.66              0.46
           MOD DURN           9.58              1.61             1.04              0.66              0.46
   PRINCIPAL WINDOW  Jul04 - Sep33     Jul04 - Feb19    Jul04 - Jan07     Jul04 - Jan06     Jul04 - Jul05
----------------------------------------------------------------------------------------------------------
CLASS M-1
          100.00000             61                62               65                60                60

                WAL          16.83              6.41             5.25              1.80              1.24
           MOD DURN          14.51              6.04             4.96              1.78              1.23
   PRINCIPAL WINDOW  Jan19 - Jul33     Jun08 - Feb19    Jan07 - Mar18     Jan06 - Jul06     Jul05 - Nov05
----------------------------------------------------------------------------------------------------------
 CLASS M-2
          100.00000            132               135              135               130               130

                WAL          16.82              5.91             5.76              2.31              1.57
           MOD DURN          13.66              5.43             5.35              2.25              1.55
   PRINCIPAL WINDOW  Jan19 - Mar33     Dec07 - Jan19    Sep08 - Nov16     Jul06 - Feb07     Nov05 - Mar06
----------------------------------------------------------------------------------------------------------
 CLASS B-1
          100.00000            233               239              238               254               230

                WAL          16.81              5.79             5.05              4.08              1.95
           MOD DURN          12.56              5.13             4.57              3.74              1.88
   PRINCIPAL WINDOW  Jan19 - Oct32     Oct07 - Nov18    Feb08 - Jan16     Feb07 - Jan13     Mar06 - Aug06
----------------------------------------------------------------------------------------------------------
 CLASS B-2

          100.00000            455               464              465               507               450

                WAL          16.79              5.73             4.86              5.31              2.24
           MOD DURN          10.55              4.70             4.12              4.50              2.08
   PRINCIPAL WINDOW  Jan19 - Jan32     Sep07 - Sep17    Dec07 - Jan15     May09 - Jan11     Aug06 - Oct06
----------------------------------------------------------------------------------------------------------
 CLASS B-3
           93.81809            935               836              800               710               724

                WAL           1.36              1.73             1.92              2.64              2.61
           MOD DURN           1.25              1.58             1.75              2.36              2.35
   PRINCIPAL WINDOW  Jun05 - Apr06     Jul05 - Nov06    Aug05 - Apr07     Dec05 - Oct07     Oct06 - Jun07

(1) Assumes 7/7/04 settlement date

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.203%) and forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:

                                 FORWARD     STATIC
                                  LIBOR      LIBOR
                                 ------------------
CLASS M-1        CDR Break       15.890%      17.891%
                 Cum Loss         31.95%       34.83%

CLASS M-2        CDR Break       11.053%      13.136%
                 Cum Loss         24.12%       27.65%

CLASS B-1        CDR Break        7.332%       9.438%
                 Cum Loss         17.13%       21.21%

CLASS B-2        CDR Break        6.438%       8.388%
                 Cum Loss         15.30%       19.21%

CLASS B-3        CDR Break        4.000%       5.643%
                 Cum Loss          9.97%       13.62%


                           [FORWARD LIBOR LINE GRAPH]

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.203%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-3 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates the Class B-3 and Certificates and as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 30% CPR, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
PERIOD       (STATIC LIBOR)        (FORWARD LIBOR)
-------   --------------------   --------------------
Avg yr1                    695                    644
Avg yr2                    799                    571
Avg yr3                   1059                    659
Avg yr4                   1039                    675
Avg yr5                    995                    609

          EXCESS                EXCESS               EXCESS                EXCESS
         SPREAD IN             SPREAD IN            SPREAD IN             SPREAD IN
            BPS      1 MONTH      BPS                  BPS      1 MONTH      BPS
          (STATIC    FORWARD   (FORWARD              (STATIC    FORWARD   (FORWARD
PERIOD    LIBOR)      LIBOR     LIBOR)     PERIOD    LIBOR)      LIBOR     LIBOR)
------   ---------   -------   ---------   ------   ---------   -------   ---------
  1      1,253        1.2030%      1,253       39       1,103    5.3410%        769
  2        607        1.4750%        607       40       1,105    5.3390%        771
  3        606        1.7480%        606       41       1,013    5.3880%        674
  4        636        1.9160%        636       42       1,015    5.4450%        671
  5        606        2.1380%        592       43         939    5.4670%        592
  6        635        2.3600%        599       44         947    5.5180%        596
  7        641        2.4870%        592       45       1,041    5.5710%        684
  8        642        2.6790%        573       46         953    5.5830%        595
  9        744        2.8640%        657       47         999    5.6260%        636
  10       644        2.9790%        544       48         958    5.6800%        591
  11       677        3.1540%        558       49       1,004    5.6890%        635
  12       646        3.3290%        509       50         963    5.7320%        591
  13       726        3.3950%        581       51         966    5.7810%        589
  14       696        3.5490%        534       52       1,011    5.7740%        634
  15       700        3.7070%        520       53         968    5.8130%        589
  16       741        3.7680%        550       54       1,013    5.8560%        627
  17       713        3.8810%        507       55         969    5.8800%        583
  18       755        4.0170%        532       56         970    5.9220%        580
  19       814        4.1040%        578       57       1,111    5.9600%        715
  20       827        4.2240%        575       58         971    5.9630%        577
  21       966        4.3320%        696       59       1,016    5.9950%        617
  22       855        4.3400%        582       60         973    6.0340%        572
  23       910        4.4530%        619       61       1,017    6.0350%        615
  24       886        4.5570%        580       62         974    6.0660%        570
  25       945        4.5640%        629       63         975    6.1010%        568
  26       921        4.6350%        594       64       1,019    6.1150%        609
  27       941        4.7340%        595       65         976    6.1490%        565
  28     1,006        4.7480%        648       66       1,021    6.1800%        605
  29       984        4.8190%        612       67         978    6.1970%        562
  30     1,054        4.9010%        661       68         979    6.2290%        560
  31     1,035        4.9230%        631       69       1,120    6.2560%        695
  32     1,063        4.9920%        639       70         981    6.2640%        558
  33     1,250        5.0620%        794       71       1,026    6.2890%        599
  34     1,129        5.0640%        670       72         983    6.3170%        555
  35     1,206        5.1180%        731       73       1,028    6.3340%        597
  36     1,176        5.1840%        700       74         985    6.3620%        553
  37     1,250        5.2180%        768       75         ***    6.3870%        501
  38     1,150        5.2780%        758       76         ***    6.3960%        ***

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       26